Exhibit 99.2

WMALT 2005-9
Preliminary Structure – Paydown Rules (As of 10/18/05)

Group 1

1. Pay 1CB1 until retired.

Collateral: 30 YR Conf Alt A.

Size: ~$75mm

Passthru Rate: 6.00%

Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds: None.

Super-NAS: None.

Z-Bonds: None.

AAA Support: None.

Strip IO: None.

Floaters: None.

Inverse IO: None.

Inverse Floater: None.

Cap Contract: None.

Group 2

1. At the beginning of each period, please set the following variables:
a. #FixedAmt1 = $2,000
b. #FixedAmt2 = Period 1 – 12 ($80,000), Period 13 – 18 ($400,000), Period 19 – 24 ($440,000), Period 25 – 30 ($1,280,000), Period 31 – 36 ($1,200,000), Period 37 – 48 ($320,000), and Period 49 – 360 ($320,000)
c. #FixedAmt3 = $1,000
d. #FixedAmt4 = Period 1 – 6 ($1,200,000), Period 7 - 12 ($2,080,000), Period 13 - 18 ($1,840,000), Period 19 – 24 ($1,520,000), Period 25 – 30 ($600,000), Period 31 – 36 ($440,000), Period 37 – 48 ($560,000) and Period 49 – 360 ($560,000)

2. Pay R bond until retired.

3. Pay Class 2A1 and Class 2A7 their priority amounts until retired.

4. Pay #FixedAmt1 in the following manner:
a. Pay up to #FixedAmt3 for the period to Class 2A3 until retired.
b. Pay up to #FixedAmt4 for the period to Class 2A2 and Class 2A8 pro-rata until retired.
c. Pay Class 2A3 until retired.
d. Pay Class 2A2 and Class 2A8 pro-rata until retired.

5. Pay up to #FixedAmt2 for the period to Class 2A4 until retired.

6. Pay according to rules 4a – 4d without regard to #FixedAmt1 until Class 2A2, Class 2A3, and Class 2A8 are retired.

7. Pay Class 2A4 until retired.

8. Pay Class 2A5 until retired.

9. Pay Class 2A1 and Class 2A7 pro-rata until retired.

Collateral: 30 YR Jumbo ALT-A.

Size: ~$210mm

Passthru Rate: 5.50%

Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds: Class 2A1 and Class 2A7. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS: None.

Z-Bonds: None.

AAA Support: Yes. Class 2A7 will support Class 2A1. None.

Floaters: For Class 2A3: Rate = 1_Mo_LIBOR plus 1.15, Floor = 1.15%, Hard Cap = 5.50%. Cap Corridor = 9.5%. The initial coupon is 5.12%. Zero day delay.

Inverse IO: For Class 2A6: Rate = 4.35 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 4.35%. Notional balance follows Class 2A3. The initial coupon is 0.38%. Zero day delay.

Cap Contract: For Class 2A3: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond. The cap contract will be in effect through the July 25, 2009 pay date. The lower strike will be 4.35% and the upper strike will be 8.35%. The cap of the floater in any given period will be 9.50%. The cap contract is for Class 2A3 and will not be available for Class 2A6. The notional balance of the cap contract will never exceed the balance of Class 2A3. The cap contract will accrue on a 30/360 basis. The cap counterparty is currently unknown.

Group 3

1. Pay 3CB1 until retired.

Collateral: 15 YR Conf Alt A.

Size: ~$23mm

Passthru Rate: 5.50%

Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds: None.

Super-NAS: None.

Z-Bonds: None.

AAA Support: None.

Strip IO: None.

Floaters: None.

Inverse IO: None.

Inverse Floater: None.

Cap Contract: None.

Group 4

1. Pay Class 4A1 and Class 4A5 pro-rata their priority amounts until retired.
2. Pay Class 4A2 until retired.
3. Pay Class 4A4 until retired.
4. Pay Class 4A1 and Class 4A5 pro-rata until retired.

Collateral: 30 YR ALT-A.

Size: ~$80mm

Passthru Rate: 5.25%

Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds: Class 4A1 and Class 4A5. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS: None.

Z-Bonds: None.

AAA Support: Yes. Class 4A5 will support Class 4A1.

Floaters: For Class 4A2: Rate = 1_Mo_LIBOR plus 0.12, Floor = 0.12%, Hard Cap = 5.25%, Cap Corridor = 10.0% The initial coupon is 4.09%. Zero day delay.

Inverse IO: For Class 4A3: Rate = 5.13 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.13%. Notional balance follows Class 4A2. The initial coupon is 1.16%. Zero day delay.

Cap Contract: For Class 4A2: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond. The cap contract will be in effect through the April 25, 2010 pay date. The lower strike will be 5.13% and the upper strike will be 9.88%. The cap of the floater in any given period will be 10.0%. The cap contract is for Class 4A2 and will not be available for Class 4A3. The notional balance of the cap contract will never exceed the balance of Class 4A2. The cap contract will accrue on a 30/360 basis. The cap counterparty is Bank of America.

Group 5

1. At the beginning of each period, please set the following variables:
a. #FixedAmt1 = $2,000
b. #FixedAmt2 = Period 1 – 12 ($250,000), Period 13 – 24 ($880,000), Period 25 – 36 ($580,000), Period 37 – 48 ($560,000), and Period 49 – 360 ($160,000)
c. #FixedAmt3 = $1,000
d. #FixedAmt4 = Period 1 – 6 ($835,000), Period 7 - 12 ($1,640,000), Period 13 - 18 ($995,000), Period 19 – 24 ($755,000), Period 25 – 36 ($420,000), Period 37 – 48 ($420,000), and Period 49 – 360 ($420,000)

2. Pay Class 5A1 and Class 5A2 pro-rata their priority amounts until retired.

3. Pay #FixedAmt1 in the following manner:
a. Pay up to #FixedAmt3 for the period to Class 5A3 and Class 5A4 pro-rata until retired.
b. Pay up to #FixedAmt4 for the period to Class 5A6 and Class 5A8 pro-rata until retired.
c. Pay Class 5A3 and Class 5A4 pro-rata until retired.
d. Pay Class 5A6 and Class 5A8 pro-rata until retired.

4. Pay up to #FixedAmt2 for the period to Class 5A5 until retired.

5. Pay according to rules 3a – 3d without regard to #FixedAmt1 until Class 5A3, Class 5A4, Class 5A6, and Class 5A8 are retired.

6. Pay Class 5A5 until retired.

7. Pay Class 5A9 until retired.

8. Pay Class 5A1 and 5A2 pro-rata until retired.

Collateral: 30 YR Conf ALT-A.

Size: ~$146mm

Passthru Rate: 5.50%

Pricing Speed: 100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds: Class 5A1 and Class 5A2. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS: None.

Z-Bonds: None.

AAA Support: Yes. Class 5A2 will support Class 5A1.

Floaters: For Class 5A6: Rate = 1_Mo_LIBOR plus 0.55, Floor = 0.50%, Hard Cap = 5.50%. Cap Corridor = 9.50%. The initial coupon is 4.52%. Zero day delay.
For Class 5A3: Rate = 1_Mo_LIBOR plus 1.35, Floor = 1.35%, Hard Cap = 6.25%. The initial coupon is 5.32%. Zero day delay.

Inverse IO: For Class 5A7: Rate = 4.95 minus 1_Mo_LIBOR. Floor = 0.0%,

Cap = 4.95%. Notional balance follows Class 5A6. The initial coupon is 0.98%. Zero day delay.

Inverse Floater: For Class 5A4: Rate = 35.93333061 - (1_Mo_LIBOR * 7.33333268). Floor = 0.0%, Cap = 35.93333061%. The initial coupon is 6.81999987%. Zero day delay.

Cap Contract: For Class 5A6: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond. The cap contract will be in effect through the January 25, 2014 pay date. The lower strike will be 4.95% and the upper strike will be 8.95%. The cap of the floater in any given period will be 9.50%. The cap contract is for Class 5A6 and will not be available for Class 5A7. The notional balance of the cap contract will never exceed the balance of Class 5A6. The cap contract will accrue on a 30/360 basis. The cap counterparty is currently unknown.

Notes
Closing date: 10/31/2005
Accrual date: 10/01/2005
Floater accrual date: 10/25/2005
First pay date: 11/25/2005
Clean-up call: 10%
WACIO: 1X, 2X, 3X, 4X, and 5X will be crossed to form
CX normalized to 5.50.
WACPO: 2P, 3P, and 5P will be crossed to form CP
Subordinates: Will be crossed to form B1, B2, B3, B4, B5, B6.